UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014

Lihua International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34445	14-1961536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Lihua Holdings Limited

Houxiang Five-Star Industry District

Danyang City, Jiangsu Province, PRC 212312

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-511-86317399

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 30, 2014, Lihua International, Inc. (the “Company”), issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2014	Lihua International, Inc.

	By:	/s/ Daphne Huang
Name: Daphne Huang Title: Chief Financial Officer

Exhibit Index

No.	Description

99.1	Press Release dated April 30, 2014